News Release	TRW Automotive 12001 Tech Center Drive Livonia, MI 48150

Investor Relations Contact:
Mark Oswald
1.734.855.3140

Media Contact:
Lynette Jackson
44.776.964.3152
TRW Provides Update on Antitrust Inquiries
LIVONIA, MICHIGAN, July 11, 2011 — TRW Automotive Holdings Corp. (NYSE: TRW), the global leader in active and passive safety systems, today provided an update to its press release of June 9, 2011 regarding government antitrust inquiries.
On June 7, 2011, European antitrust authorities visited certain of the Company’s Occupant Safety Systems business unit locations in Germany to gather information in connection with an investigation of anti-competitive conduct in the European Union. A related subpoena was received in the United States from the U.S. Department of Justice. The Company understands that these inquiries are part of an ongoing investigation of automotive parts suppliers concerning possible violations of competition (antitrust) laws. Competition and antitrust law investigations often continue for several years and can result in significant penalties being imposed by the European authorities as well as the U.S. Department of Justice, as is evidenced by the significant fines the European Commission has imposed, in some cases, for violations in other sectors. At this point, the Company cannot estimate the financial impact resulting from this investigation. The Company will evaluate developments in this matter on a regular basis and will record an accrual as and when appropriate.
The Company’s policy is to comply with all laws and regulations, including all antitrust and competition laws. The Company is cooperating fully with the competition authorities in the context of their ongoing investigation.

About TRW
With 2010 sales of $14.4 billion, TRW Automotive ranks among the world’s leading automotive suppliers. Headquartered in Livonia, Michigan, USA, the Company, through its subsidiaries, operates in 26 countries and employs over 60,000 people worldwide. TRW Automotive products include integrated vehicle control and driver assist systems, braking systems, steering systems, suspension systems, occupant safety systems (seat belts and airbags), electronics, engine components, fastening systems and aftermarket replacement parts and services. All references to “TRW Automotive”, “TRW” or the “Company” in this press release refer to TRW Automotive Holdings Corp. and its subsidiaries, unless otherwise indicated. TRW Automotive news is available on the internet at www.trw.com.
Forward-Looking Statements
This release contains statements that are not statements of historical fact, but instead are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. We caution readers not to place undue reliance on these statements, which speak only as of the date hereof. All forward-looking statements are subject to numerous assumptions, risks and uncertainties which could cause our actual results to differ materially from those suggested by the forward-looking statements, including those set forth in our Report on Form 10-K for the fiscal year ended December 31, 2010 (our “Form 10-K”) and our Report on Form 10-Q for the fiscal quarter ended April 1, 2011, such as: any developments related to the antitrust investigation adversely affecting our results, cash flows, financial condition or reputation; any shortage of supplies causing a production disruption due to the events in Japan or otherwise; tighter financial markets adversely impacting the availability and cost of credit negatively affecting our business; a material contraction in automotive sales and production adversely affecting our results or the viability of our supply base; commodity inflationary pressures adversely affecting our profitability or supply base; strengthening of the U.S. dollar and other foreign currency exchange rate fluctuations impacting our results; pricing pressures from our customers adversely affecting our profitability; any shortage of supplies causing a production disruption; increasing costs negatively impacting our profitability; the loss of any of our largest customers materially adversely affecting us; costs of product liability, warranty and recall claims and efforts by customers to adversely alter contract terms and conditions concerning warranty and recall participation; costs or liabilities relating to environmental, health and safety regulations adversely affecting our results; risks associated with non-U.S. operations adversely affecting our business, results or financial condition; any inability to protect our intellectual property rights adversely affecting our business or our competitive position; any increase in the expense of our pension and other postretirement benefits or the funding requirements of our pension plans reducing our profitability; work stoppages or other labor issues at our facilities or at the facilities of our customers or suppliers adversely affecting our operations; volatility in our annual effective tax rate resulting from a change in our valuation allowances position or other factors; and other risks and uncertainties set forth in our Form 10-K and in our other filings with the U.S. Securities and Exchange Commission. We do not undertake any obligation to release publicly any update or revision to any of the forward-looking statements.
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